Redeemable Partnership Units of CRLP (Colonial Realty Limited Partnership)	12 Months Ended
Dec. 31, 2012
Colonial Realty Limited Partnership
Redeemable Noncontrolling Interest
Noncontrolling Interest Disclosure [Text Block]
Redeemable Partnership Units of CRLP
Redeemable units, as presented on CRLP's consolidated balance sheets, represent the limited partner interests in CRLP held by individuals and entities other than the Trust, valued at the greater of the closing market price of the Trust's common shares or the aggregate value of the individual partners' capital balances, as of the applicable date. At December 31, 2012 and December 31, 2011 , the value of the redeemable units was $162.1 million and $159.6 million, respectively, based on the closing price of the Trust's common shares of $21.37 and $20.86, respectively, on those dates.
Holders of common units are entitled to receive distributions in a per unit amount equal to the per share dividends made with respect to each share of the Trust's common shares, if and when the Board of Trustees of the Trust declares such a dividend. Each common unit may be redeemed by the holder thereof for either cash equal to the fair market value of one common share of the Trust at the time of such redemption or, at the option of the Trust, one common share of the Trust. During the years ended December 31, 2012 and 2011, holders redeemed 16,636 and 130,142 units, respectively, in exchange for an equal number of the Trust's common shares.
Operating Partnership
Net income is allocated to noncontrolling interests based on their respective ownership percentage of the Operating Partnership. The ownership percentage is calculated by dividing the number of operating partnership units held by the noncontrolling interests by the total operating partnership units held by the noncontrolling interests and the Trust. Issuance of additional Common Shares changes the ownership interests of both the noncontrolling interests and the Trust.